UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2022

FOMO WORLDWIDE, INC.

(Exact name of Registrant as specified in its Charter)

california	001-13126	83-3889101
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 E Erie St, Ste 525 Unit #2250, Chicago, IL 60611

(Address of principal executive offices)

(630) 708-0750

(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common	FOMC	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Background.

This Amendment to Form 8-K filed November 18, 2022 informs investors that the USPTO has granted FOMO WORLDWIDE, INC. p/k/a FOMO CORP. a notice of allowance (“NOA”) for our trademark for “FOMO” regarding health and beauty beverages and canned drinks using nutraceuticals.

FOMO WORLDWIDE, INC. is referred to herein as “FOMO”, the “Company”, “we”, or “us”.

Item 8.01 Other Events.

Our trademark application for “FOMO” for health and beauty beverages and canned drinks using nutraceuticals passed the objection window that was initiated September 27, 2022 through publication on the USPTO Gazette and, effective November 22, 2022, our trademark application for “FOMO” for health and beauty beverages and canned drinks using nutraceuticals was granted a notice of allowance (“NOA”) by the USPTO. As a result, according to the USPTO, the trademark will be issued to us upon delivery of proof and plans for commercialization.

We are working with our minority investment Himalaya Technologies, Inc. (OTC: HMLA) to activate their co-pack agreement with Sprecher Brewing Co. and to formulate the beverage with FOMO’s and Himalaya’s minority investment GenBio, Inc. We intend to offer the product on a B2B basis through Sprecher’s 32-state distribution, through national retail distribution channels, and on a B2C and B2B basis through online channels including social media. Further information can be found below and in a press release we issued today included herein as Exhibit 10.1.

NOTICE OF ALLOWANCE (NOA)

ISSUE DATE: Nov 22, 2022

U.S. Serial Number: 97099373

Mark: FOMO

Docket/Reference Number:

No opposition was filed for this published application. The issue date of this NOA establishes the due date for the filing of a Statement of Use (SOU) or a Request for Extension of Time to file a Statement of Use (Extension Request). WARNING: An SOU that meets all legal requirements must be filed before a registration certificate can issue. Please read below for important information regarding the applicant’s pending six (6) month deadline.

SIX (6)-MONTH DEADLINE: Applicant has six (6) MONTHS from the NOA issue date to file either:

- An SOU, if the applicant is using the mark in commerce (required even if the applicant was using the mark at the time of filing the application, if use basis was not specified originally); OR

- An Extension Request, if the applicant is not yet using the mark in commerce. If an Extension Request is filed, a new request must be filed every six (6) months until the SOU is filed. The applicant may file a total of five (5) extension requests. WARNING: An SOU may not be filed more than thirty-six (36) months from when the NOA issued. The deadline for filing is always calculated from the issue date of the NOA.

Item 9.01. Exhibits

Exhibit No.	Description
10.1	FOMO Worldwide, Inc. Press Release: USPTO NOA for “FOMO CAN” – November 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOMO WORLDWIDE, INC.

Date: November 22, 2022	By:	/s/ Vikram Grover
Vikram Grover
Chief Executive Officer